Restatement	3 Months Ended
Jul. 31, 2014
Equity [Abstract]
Restatement

On November 12, 2014, the Company determined that the payable of $25,000 to MEC is still valid. As a result, the intangible asset should have been recorded at the original agreed cash price of $400,000 as of July 31, 2014. The impact of the restatement on the balance sheet as of July 31, 2014 is as follows:

	As originally
	Reported	Change	Restated
Intangible assets	375,000	25,000	400,000
Total assets	392,633	25,000	417,633
Accounts payable and accrued liabilities	164,754	25,000	189,000
Total liabilities	903,548	25,000	928,548
Total Liabilities and Stockholders’ Deficit	392,633	25,000	417,633